Fidelity Bond Coverage for Fund for Which the BNY Mellon Investment Adviser, Inc. Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets

Pursuant to Rule17g-1(d) Under the Investment Company Act of 1940

Provided by BNY Mellon Fund Operations Department, Data Management Group, 212-635-8679

The number of “other investment companies” covered by the bonds as of January 2023, in answer to question 81(b) on Form N-SAR, is 108.

January 2023

Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Gross Assets Corporate Registration	Amount of Bond Required Pursuant to Rule 17g-1(d)
BNY Mellon Absolute Insight Funds, Inc.	BNY Mellon Core Plus Fund	1,232,328,742	1,232,328,742	1,250,000
BNY Mellon Advantage Funds, Inc.	BNY Mellon Dynamic Total Return Fund	150,178,601
BNY Mellon Advantage Funds, Inc.	BNY Mellon Dynamic Value Fund	2,774,159,632
BNY Mellon Advantage Funds, Inc.	BNY Mellon Global Dynamic Bond Income Fund	115,849,884
BNY Mellon Advantage Funds, Inc.	BNY Mellon Global Real Return Fund	2,995,684,825
BNY Mellon Advantage Funds, Inc.	BNY Mellon Opportunistic Midcap Value Fund	431,321,224
BNY Mellon Advantage Funds, Inc.	BNY Mellon Opportunistic Small Cap Fund	387,351,198
BNY Mellon Advantage Funds, Inc.	BNY Mellon Technology Growth Fund	262,296,776
BNY Mellon Advantage Funds, Inc. Total			7,116,842,140	2,500,000
BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc.		126,885,327	126,885,327	525,000
BNY Mellon Alcentra Global Multi-Strategy Credit Fund, Inc.		197,347,757	197,347,757	600,000
BNY Mellon Appreciation Fund, Inc.		2,083,971,147	2,083,971,147	1,700,000
BNY Mellon California AMT-Free Municipal Bond Fund, Inc.		650,032,974	650,032,974	900,000
BNY Mellon Funds Trust	BNY Mellon Asset Allocation Fund	425,801,636
BNY Mellon Funds Trust	BNY Mellon Bond Fund	1,162,712,112
BNY Mellon Funds Trust	BNY Mellon Corporate Bond Fund	461,088,773
BNY Mellon Funds Trust	BNY Mellon Emerging Markets Fund	414,507,005
BNY Mellon Funds Trust	BNY Mellon Focused Equity Opportunities Fund	211,713,110
BNY Mellon Funds Trust	BNY Mellon Government Money Market Fund	403,527,044
BNY Mellon Funds Trust	BNY Mellon Income Stock Fund	420,704,687
BNY Mellon Funds Trust	BNY Mellon Intermediate Bond Fund	580,012,890
BNY Mellon Funds Trust	BNY Mellon International Equity Income Fund	40,515,893
BNY Mellon Funds Trust	BNY Mellon International Fund	332,840,726
BNY Mellon Funds Trust	BNY Mellon Massachusetts Intermediate Municipal Bond Fund	163,943,612
BNY Mellon Funds Trust	BNY Mellon Mid Cap Multi-Strategy Fund	1,740,860,266
BNY Mellon Funds Trust	BNY Mellon Municipal Opportunities Fund	1,681,412,071
BNY Mellon Funds Trust	BNY Mellon National Intermediate Municipal Bond Fund	1,794,786,389
BNY Mellon Funds Trust	BNY Mellon National Municipal Money Market Fund	280,925,144
BNY Mellon Funds Trust	BNY Mellon National Short-Term Municipal Bond Fund	625,956,845
BNY Mellon Funds Trust	BNY Mellon New York Intermediate Tax-Exempt Bond Fund	106,471,036
BNY Mellon Funds Trust	BNY Mellon Pennsylvania Intermediate Municipal Bond Fund	85,971,581
BNY Mellon Funds Trust	BNY Mellon Short-Term U.S. Government Securities Fund	177,824,265
BNY Mellon Funds Trust	BNY Mellon Small Cap Multi-Strategy Fund	578,351,753
BNY Mellon Funds Trust Total			11,689,926,840	2,500,000
BNY Mellon High Yield Strategies Fund		197,977,977	197,977,977	600,000
BNY Mellon Index Funds, Inc.	BNY Mellon International Stock Index Fund	398,314,904
BNY Mellon Index Funds, Inc.	BNY Mellon S&P 500 Index Fund	1,975,415,202
BNY Mellon Index Funds, Inc.	BNY Mellon Smallcap Stock Index Fund	1,404,769,001
BNY Mellon Index Funds, Inc. Total			3,778,499,107	2,300,000
BNY Mellon Intermediate Municipal Bond Fund, Inc.		470,580,478	470,580,478	750,000
BNY Mellon Investment Funds I	BNY Mellon Diversified Emerging Markets Fund	98,653,217
BNY Mellon Investment Funds I	BNY Mellon Global Fixed Income Fund	1,938,523,718
BNY Mellon Investment Funds I	BNY Mellon International Equity Fund	441,854,301
BNY Mellon Investment Funds I	BNY Mellon Small Cap Growth Fund	22,341,223
BNY Mellon Investment Funds I	BNY Mellon Small Cap Value Fund	186,257,858
BNY Mellon Investment Funds I	BNY Mellon Small/Mid Cap Growth Fund	2,671,437,233
BNY Mellon Investment Funds I Total			5,359,067,550	2,500,000
BNY Mellon Investment Funds II, Inc.	BNY Mellon Alternative Diversifier Strategies Fund	85,296,294
BNY Mellon Investment Funds II, Inc.	BNY Mellon Global Emerging Markets Fund	423,754,186
BNY Mellon Investment Funds II, Inc.	BNY Mellon Yield Enhancement Strategy Fund	303,120,582
BNY Mellon Investment Funds II, Inc. Total			812,171,062	1,000,000
BNY Mellon Investment Funds III	BNY Mellon Equity Income Fund	906,202,443
BNY Mellon Investment Funds III	BNY Mellon Global Equity Income Fund	344,229,095
BNY Mellon Investment Funds III	BNY Mellon High Yield Fund	641,292,353
BNY Mellon Investment Funds III	BNY Mellon International Bond Fund	231,463,506
BNY Mellon Investment Funds III Total			2,123,187,397	1,700,000
BNY Mellon Investment Funds IV, Inc.	BNY Mellon Bond Market Index Fund	700,527,499
BNY Mellon Investment Funds IV, Inc.	BNY Mellon Floating Rate Income Fund	864,838,342
BNY Mellon Investment Funds IV, Inc.	BNY Mellon Institutional S&P 500 Stock Index Fund	2,070,826,499
BNY Mellon Investment Funds IV, Inc.	BNY Mellon Tax Managed Growth Fund	129,473,281
BNY Mellon Investment Funds IV, Inc. Total			3,765,665,620	2,300,000
BNY Mellon Investment Funds V, Inc.	BNY Mellon Diversified International Fund	265,919,877
BNY Mellon Investment Funds V, Inc.	BNY Mellon Global Real Estate Securities Fund	339,316,057
BNY Mellon Investment Funds V, Inc.	BNY Mellon Large Cap Equity Fund	561,541,912
BNY Mellon Investment Funds V, Inc. Total			1,166,777,846	1,250,000
BNY Mellon Investment Funds VI	BNY Mellon Balanced Opportunity Fund	277,948,121	277,948,121	750,000
BNY Mellon Investment Funds VII, Inc.	BNY Mellon Short Term Income Fund	108,490,380	108,490,380	525,000
BNY Mellon Investment Portfolios	MidCap Stock Portfolio	150,478,052
BNY Mellon Investment Portfolios	Small Cap Stock Index Portfolio	571,342,319
BNY Mellon Investment Portfolios	Technology Growth Portfolio	810,057,573
BNY Mellon Investment Portfolios Total			1,531,877,944	1,500,000
BNY Mellon Large Cap Securities Fund, Inc.		1,547,534,442	1,547,534,442	1,500,000
BNY Mellon Midcap Index Fund, Inc.		1,709,324,042	1,709,324,042	1,500,000

Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Gross Assets Corporate Registration	Amount of Bond Required Pursuant to Rule 17g-1(d)

BNY Mellon Municipal Bond Funds, Inc.

BNY Mellon Municipal Bond Infrastructure Fund, Inc. BNY Mellon Municipal Funds, Inc.

BNY Mellon Municipal Funds, Inc.

BNY Mellon Municipal Funds, Inc. Total

BNY Mellon Municipal Income, Inc.

BNY Mellon New Jersey Municipal Bond Fund, Inc. BNY Mellon New York AMT-Free Municipal Bond Fund BNY Mellon New York Tax Exempt Bond Fund, Inc. BNY Mellon Opportunistic Municipal Securities Fund BNY Mellon Opportunity Funds

BNY Mellon Research Growth Fund, Inc.

BNY Mellon Short Term Municipal Bond Fund

BNY Mellon Stock Funds

BNY Mellon Stock Index Fund, Inc. BNY Mellon Strategic Funds, Inc. BNY Mellon Strategic Funds, Inc. BNY Mellon Strategic Funds, Inc. BNY Mellon Strategic Funds, Inc. BNY Mellon Strategic Funds, Inc. BNY Mellon Strategic Funds, Inc.

BNY Mellon Strategic Funds, Inc. Total

BNY Mellon Strategic Municipal Bond Fund, Inc. BNY Mellon Strategic Municipals, Inc.

BNY Mellon Sustainable U.S. Equity Fund, Inc. BNY Mellon Sustainable U.S. Equity Portfolio, Inc. BNY Mellon U.S. Mortgage Fund, Inc.

BNY Mellon Variable Investment Fund BNY Mellon Variable Investment Fund BNY Mellon Variable Investment Fund BNY Mellon Variable Investment Fund

BNY Mellon Variable Investment Fund Total BNY Mellon Worldwide Growth Fund, Inc. CitizensSelect Funds

Dreyfus Cash Management

Dreyfus Government Cash Management Funds Dreyfus Government Cash Management Funds Dreyfus Government Cash Management Funds Total Dreyfus Institutional Liquidity Funds

Dreyfus Institutional Preferred Money Market Funds

Dreyfus Institutional Reserves Funds Dreyfus Institutional Reserves Funds Dreyfus Institutional Reserves Funds Total

Dreyfus Tax Exempt Cash Management Funds

Dreyfus Treasury Obligations Cash Management Fund Dreyfus Treasury Securities Cash Management General Money Market, Inc.

General Municipal Money Market Funds, Inc.

General New York AMT-Free Municipal Money Market Fund

BNY Mellon Municipal Bond Fund

BNY Mellon AMT-Free Municipal Bond Fund

BNY Mellon High Yield Municipal Bond Fund

BNY Mellon Natural Resources Fund

BNY Mellon International Core Equity Fund

BNY Mellon Active MidCap Fund

BNY Mellon Global Stock Fund

BNY Mellon International Stock Fund

BNY Mellon Select Managers Small Cap Growth Fund BNY Mellon Select Managers Small Cap Value Fund BNY Mellon U.S. Equity Fund

Appreciation Portfolio

Government Money Market Portfolio Growth and Income Portfolio Opportunistic Small Cap Portfolio

Dreyfus Institutional Preferred Treasury Securities Money Market Fund

Dreyfus Government Cash Management

Dreyfus Government Securities Cash Management

Dreyfus Treasury and Agency Liquidity Money Market Fund

Dreyfus Institutional Preferred Government Plus Money Market Fund

Dreyfus Institutional Preferred Government Money Market

Dreyfus Institutional Preferred Treasury Obligations

Dreyfus Tax Exempt Cash Management

Dreyfus National Municipal Money Market Fund

994,356,070

300,092,299

1,277,692,988

264,412,476

188,378,662

354,772,824

237,896,487

809,515,414

515,543,954

1,264,596,320

1,270,308,334

206,563,420

211,656,275

2,749,473,987

426,830,904

1,052,994,438

5,498,991,929

255,305,479

323,158,376

366,382,935

388,147,447

523,504,940

395,920,261

279,519,778

248,673,004

188,906,154

288,080,627

91,708,296

302,135,543

950,788,920

258,233,274

8,139,877,373

146,425,051,179

4,183,915,760

11,055,023,672

3,193,516,755

15,637,737,844

462,695,716

464,875,187

47,468,616,620

42,129,796,431

2,488,878,128

692,736,987

104,595,371

994,356,070

300,092,299

1,542,105,464

188,378,662

354,772,824

237,896,487

809,515,414

515,543,954

1,264,596,320

1,270,308,334

206,563,420

211,656,275

2,749,473,987

7,923,664,060

388,147,447

523,504,940

395,920,261

279,519,778

248,673,004

870,830,620

950,788,920

258,233,274

8,139,877,373

150,608,966,939

11,055,023,672

3,193,516,755

16,100,433,559

464,875,187

47,468,616,620

42,129,796,431

2,488,878,128

692,736,987

104,595,371

1,000,000

750,000

1,500,000

600,000

750,000

600,000

1,000,000

900,000

1,250,000

1,250,000

600,000

600,000

1,900,000

2,500,000

750,000

900,000

750,000

750,000

600,000

1,000,000

1,000,000

750,000

2,500,000

2,500,000

2,500,000

2,100,000

2,500,000

750,000

2,500,000

2,500,000

1,700,000

900,000

525,000

Total Gross Assets for the Complex		350,878,295,731	350,878,295,731	70,825,000

AVAILABLE FIDELITY BOND COVERAGE $100,000,000

Amount between Minimum and Available $29,175,000

Fidelity Bond Coverage for Fund for Which the BNY Mellon Investment Adviser, Inc. Acts as Investment Adviser, Sub-Investment Adviser or Administrator - Gross Assets

Pursuant to Rule17g-1(d) Under the Investment Company Act of 1940

Provided by BNY Mellon Fund Operations Department, Data Management Group, 212-635-8679

The number of “other investment companies” covered by the bonds as of January 2023, in answer to question 81(b) on Form N-SAR, is 108.

January 2023

Corporate Registration	Portfolio/Series Name	Gross Asset Portfolio	Gross Assets Corporate Registration	Amount of Bond Required Pursuant to Rule 17g-1(d)

Sweep Assets
Sweep Assets		1,248,417,912
Total Sweet Assets		1,248,417,912
Fund of funds (Affiliated funds)
BNY Mellon Investment Funds V, Inc.	BNY Mellon Diversified International Fund	263,217,116
Total Fund of funds		263,217,116

Partial fund of funds (Market value)
BNY Mellon Funds Trust	BNY Mellon Asset Allocation Fund	219,264,176
BNY Mellon Investment Funds I	BNY Mellon Diversified Emerging Markets Fund	32,274,361
BNY Mellon Investment Funds II, Inc.	BNY Mellon Alternative Diversifier Strategies Fund	27,903,904
BNY Mellon Investment Funds II, Inc.	BNY Mellon Yield Enhancement Strategy Fund	269,603,550
Total Partial Fund of funds		549,045,991

Total Gross Assets for the Complex excluding sweep assets, fund of funds and partial fund of funds (MV) 348,817,614,713

Count of Portfolios 108